UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional

Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2017

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete portfolio of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at http://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”) is to provide current income and the potential for total return. The portfolio managers look to accomplish this objective by investing primarily in asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), non-agency residential mortgage-backed securities (“RMBS”) and agency mortgage-backed securities (“MBS”).

In purchasing securities for the Fund, the portfolio managers use a fundamental, top-down approach to evaluate sectors in the securitized market, to determine the sector allocation and to make the capital structure allocation decisions for the Fund. The portfolio managers utilize a bottom-up approach to the individual security selection process, aimed at assigning an independent credit rating to a security and determining its risk/return profile.

Market Review

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (“Fed”) raised interest rates on December 14, 2016, March 15, 2017, and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasurys (duration refers to a security’s price sensitivity to interest rate changes). In September 2017, volatility remained muted after the Fed announced it would start tapering MBS reinvestments in October 2017; the move had been well-telegraphed and was largely expected.

Portfolio Performance Discussion

The BofA Merrill Lynch ABS & CMBS Index (the “Index”), a broad measure of the securitized credit market, posted a total return of 1.82% and an excess return of 1.85% over duration-matched Treasurys. The Fund generated a total return of 8.88%, outperforming the Index by 706 basis points during the annual period.

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

	CUMULATIVE TOTAL RETURN		AVERAGE ANNUALIZED RETURN
	3 MONTH	YTD	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
FUND	1.84	8.23	8.88	6.14	6.62	9.54
INDEX	0.51	2.77	1.82	2.20	2.10	2.88

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for multi-year periods is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The fund’s inception date is 12/15/2011.

All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Security selection was the main driver of outperformance, with additional aid coming from sector allocation. Yield curve positioning was marginally additive to relative performance as well.

Credit outperformed during the period as spreads (the difference in yield between credit and Treasury securities) tightened and the credit curve (a curve that shows the relationship among credit and Treasury spreads across the maturity spectrum) flattened. RMBS, ABS and CMBS all outperformed similar-duration Treasurys. The largest contributor to relative performance was the RMBS sector, driven largely by legacy RMBS, specifically option adjustable-rate mortgage (“ARM”) senior floaters and ALT-A seniors, where spreads continued to tighten on strong fundamentals and limited supply. The ABS sector was the second-largest contributor, mainly due to aircraft-related deals and subprime auto loans. In CMBS, the negative impact of a sector underweight versus the benchmark was more than offset by strong deal-specific performance, including price recoveries in certain CMBS bonds tied to the retail sector.

As rates on shorter-duration securities rose and spreads continued to tighten, we reduced risk. The portfolio is currently positioned near a four-year high in quality and an all-time low in risk as measured by duration times spread (“DTS”). However, we were able to keep yield relatively consistent due to higher short-term rates, and by increasing investments in off-the-run sectors (sectors comprised of securities that are not the most recently issued by a borrower). We expect to remain defensive but maintain risk near current levels. In ABS, the portfolio experienced some paydowns of equipment lessor deals. Some of this cash was redeployed into subprime auto loans, where we are comfortable with robust credit enhancements and the natural deleveraging that occurs, and into senior esoteric commercial ABS (aircraft and whole business) where we expect to pick incremental yield without increasing risk. In RMBS, we focused on reducing spread duration by bringing down legacy RMBS exposure, replacing it with shorter-duration, higher-quality deals. As legacy CMBS

2

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

positions continue to pay down, some cash was redeployed into high-quality agency CMBS as a liquidity reserve.

The Fund maintained an average effective duration of approximately 0.63 years shorter than that of the index. The Fund’s overall yield curve positioning slightly aided relative performance. Throughout the period, our allocations to the ABS, CMBS and RMBS sectors were relatively consistent.

Outlook

The global economy’s post-crisis economic recovery is a little over eight years old. And now, after years of monetary stimulus, the US, Europe and Japan are seeing firmer growth and inflation data, but inflation data continues to indicate price growth beneath each central bank’s target—including the Fed’s. For this reason we believe monetary policymakers will shift gears slowly, removing monetary accommodation over a period of years, and at a pace commensurate with underlying economic fundamentals.

The US expansion is more advanced than Japan and Europe, prompting the Fed to move to less accommodative policy sooner than other central banks. The Fed has hiked four times since December 2015, with another hike expected in December 2017. Market watchers are now turning their attention to the Fed’s balance sheet taper, an effort to shrink the central bank’s $4.5 trillion balance sheet, which began in October. The tapering process allows maturing securities to roll off at a monthly pace of $6 billion for Treasurys and $4 billion for agency MBS. We expect the monthly pace to grow by $6 billion and $4 billion for Treasurys and agency MBS, respectively, per quarter until reaching monthly limits of $30 billion for Treasurys and $20 billion for agency MBS. The Fed is taking a conservative approach in our view, and we believe it will likely become a blueprint for other developed market central banks when they eventually begin decreasing their balance sheets.

US house prices ended 2016 up 5.4% (based on the Case-Shiller 20-City Index) and are up 4% to 5% year to date in 2017 (as of 7/31/2017). The chart below outlines the change in US home prices in each year since 2013 (based on the Case-Shiller 20-City Index and the Corelogic Combined Index).

3

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

US HOME PRICE INDEX CHANGES, YEAR OVER YEAR

	Case-Shiller 20-city Composite NSA Index	CoreLogic Combined Index
2013	13.38%	10.15%
2014	4.35%	5.09%
2015	5.55%	5.69%
2016	5.44%	5.82%
2017 YTD	5.01%	4.68%

Source: Case-Shiller NSA Index from Bloomberg, as of 7/31/2017. CoreLogic Combined Index from CoreLogic True-Standings database, as of 7/31/2017.

House prices remain supported by fair affordability, growing household formation, median income growth and limited new construction, and we forecast home price appreciation (“HPA”) of 5% to 6%, with very low risk of negative HPA. Credit fundamentals continue to be good; pre-crisis loans are curing and new mortgages show excellent underwriting quality and low delinquencies. Spreads are at or close to their tightest levels since 2009, a function of both strong fundamentals and net negative supply technicals.

Most ABS sectors continue to offer modest yield advantages to corporates with similar ratings. The consumer ABS sector has mixed fundamentals. Job and income growth have continued to increase, but pressures from rising rent and health costs appear to be weighing on the consumer. This could cause continued performance deterioration. Separately, regulatory risk in the consumer sector has declined with the recent US administration, but we do not expect an impact on underwriting in the near term. In commercial ABS, fundamentals in aviation are strong, but we are watching labor costs and jet fuel prices because they could put pressure on airlines with weak balance sheets. Container fundamentals are improving, but we believe the sector is too expensive given structure and rating agency methodology. Equipment remains stable with limited volatility in credit performance. Whole business activity has picked up, with major players coming for refinancing and new unique entrants. We continue to invest in the sector but are selective on issuers, based on corporate credit profile and structure. Issuance across commercial ABS has been robust but varies in quality.

Commercial real estate (“CRE”) fundamentals remain healthy, but signs of a maturing cycle are becoming more pronounced. Property level net operating income growth has come under pressure, slowing to 2% to 4%, as vacancy rates approach cycle lows and rental rate increases slow. However, CRE demand is strong. Property valuations are up 6% through July, on track for 8% appreciation in 2017. Dispersion of loan performance across asset types (e.g., retail headwinds) and markets (e.g., overbuilding in some gateway cities) has increased. The net impact is that CRE has entered a growth recession, but absent a dramatic increase in borrowing rates, the outlook remains positive. CMBS performance has been strong during most of 2017 as the search for yield has flattened the credit curve but has still lagged corporates. We currently view CMBS as fairly valued. While spreads appear slightly attractive

4

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

relative to corporates, they remain expensive relative to Treasurys and face headwinds like supply and sensitivity to corporate spreads.

Importantly, the price performance of securities similar to those held in the Fund was strongly correlated to the overall risk markets during the period from 2011 to October 31, 2017.

Loomis, Sayles & Company, L.P.

This represents the portfolio managers’ assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Fund’s investments in certain debt securities issued or guaranteed by agencies of the US government are guaranteed as to the payment of principal and interest of the relevant entity but have not been backed by the full faith and credit of the US government. Investments in bonds can lose their value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Mortgage-backed securities are subject to pre-payment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Foreign investments involve special risks including greater economic, political and currency fluctuation risks. The Fund is not diversified.

Definition of Comparative Index

The BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch) at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

5

Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

	TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2017*
	1 Year	3 Year Return	5 Year Return	Annualized Inception to Date**
Loomis Sayles Full Discretion Institutional Securitized Fund	8.88%	6.14%	6.62%	9.54%
BofA Merrill Lynch US ABS & CMBS Index	1.82%	2.20%	2.10%	2.88%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

6

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 47.4%
	AIM Aviation Finance, Series 2015-1A, Class C1
$ 2,791,475	4.750%, 02/15/40 (A)	$2,569,385
	American Homes 4 Rent, Series 2014-SFR2, Class E
4,610,000	6.231%, 10/17/36 (A)	5,146,965
	American Homes 4 Rent, Series 2015-SFR1, Class F
3,966,000	5.885%, 04/17/52 (A)	4,277,306
	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D
815,000	2.710%, 09/08/22	811,720
	Avis Budget Rental Car Funding, Series 2014-2A, Class A
1,063,000	2.500%, 02/20/21 (A)	1,066,408
	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B3
1,400,000	4.150%, 06/28/57 (A) (B)	1,390,993
	Blackbird Capital Aircraft Lease Securitization, Series 2016-1A, Class B
743,437	5.682%, 12/16/41 (A) (C)	749,732
	CAM Mortgage Trust, Series 2016-1, Class M
3,350,000	5.000%, 01/15/56 (A) (B)	3,291,849
	CarFinance Capital Auto Trust, Series 2014-2A, Class E
1,600,000	5.360%, 11/15/21 (A)	1,604,123
	CarNow Auto Receivables Trust, Series 2015-1A, Class E
8,590,000	6.850%, 05/17/21 (A)	7,957,038
	CLUB Credit Trust, Series 2017-P1, Class A
2,035,000	2.420%, 09/15/23 (A)	2,036,606
	Coinstar Funding, Series 2017-1A, Class A2
2,746,200	5.216%, 04/25/47 (A)	2,854,054
	Colony American Finance, Series 2015-1, Class D
3,000,000	5.649%, 10/15/47 (A)	3,173,359
	Colony American Finance, Series 2015-1, Class E
3,311,000	6.560%, 10/15/47 (A)	3,399,228
	Colony American Homes, Series 2014-1A, Class E
5,541,000	4.037%, VAR LIBOR USD 1 Month+2.800%, 05/17/31 (A)	5,574,777
	Colony American Homes, Series 2014-2A, Class F
1,630,078	4.586%, VAR LIBOR USD 1 Month+3.350%, 07/17/31 (A)	1,635,646
	Colony American Homes, Series 2015-1A, Class E
1,597,000	4.237%, VAR LIBOR USD 1 Month+3.000%, 07/17/32 (A)	1,616,605
	Colony American Homes, Series 2015-1A, Class F
3,210,000	4.887%, 07/17/32	3,260,658
	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B
1,306,762	5.603%, 05/25/35 (C)	1,326,962
	CPS Auto Receivables Trust, Series 2014-A, Class E
1,100,000	6.380%, 05/17/21 (A)	1,119,270

The accompanying notes are an integral part of the financial statements.

7

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 47.4% (continued)
	CPS Auto Receivables Trust, Series 2014-B, Class E
$ 800,000	5.850%, 08/16/21 (A)	$801,108
	CPS Auto Receivables Trust, Series 2015-B, Class E
2,130,000	6.220%, 08/15/22 (A)	2,148,560
	CPS Auto Receivables Trust, Series 2016-B, Class E
5,110,000	8.140%, 05/15/23 (A)	5,521,914
	DB Master Finance, Series 2017-1A, Class A2II
1,545,000	4.030%, 11/20/47 (A)	1,551,390
	Diamond Resorts Owner Trust, Series 2017-1A, Class C
5,670,000	6.070%, 10/22/29 (A)	5,662,164
	DT Auto Owner Trust, Series 2015-1A, Class D
1,055,000	4.260%, 02/15/22 (A)	1,074,855
	DT Auto Owner Trust, Series 2015-2A, Class D
2,080,000	4.250%, 02/15/22 (A)	2,113,403
	DT Auto Owner Trust, Series 2015-3A, Class D
5,110,000	4.530%, 10/17/22 (A)	5,241,304
	DT Auto Owner Trust, Series 2016-1A, Class D
5,150,000	4.660%, 12/15/22 (A)	5,269,077
	DT Auto Owner Trust, Series 2016-3A, Class D
2,050,000	4.520%, 06/15/23 (A)	2,096,049
	Falcon Aerospace, Series 2017-1, Class A
2,197,880	4.581%, 02/15/42 (A)	2,226,206
	FAN Engine Securitization, Series 2013-1A, Class 1A
4,579,528	4.625%, 10/15/43 (A)	4,526,863
	First Investors Auto Owner Trust, Series 2016-1A, Class E
5,000,000	7.720%, 11/15/22 (A)	5,263,719
	First Investors Auto Owner Trust, Series 2016-2A, Class E
2,100,000	5.750%, 09/15/23 (A)	2,116,172
	Five Guys Funding, Series 2017-1A, Class A2
1,346,625	4.600%, 07/25/47 (A)	1,376,397
	Flagship Credit Auto Trust, Series 2014-2, Class E
3,000,000	6.180%, 02/15/22 (A)	3,043,582
	GCA Holdings, Series 2014-1, Class C
1,904,746	6.000%, 01/05/30 (A) (D) (E)	1,319,989
	GCA Holdings, Series 2014-1, Class D
753,597	7.500%, 01/05/30 (A) (D) (E)	217,187
	GCA Holdings, Series 2014-1, Class E
3,160,000	0.632%, 01/05/30 (A) (D) (E) (F)	—
	GCAT, Series 2017-3, Class A1
1,176,539	3.352%, 04/25/47 (A) (C)	1,183,083

The accompanying notes are an integral part of the financial statements.

8

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 47.4% (continued)
	GCAT, Series 2017-4, Class A1
$213,426	3.228%, 05/25/22 (A) (C)	$214,451
	GCAT, Series 2017-4, Class A2
3,500,000	5.500%, 05/25/22 (A) (C)	3,462,013
	GCAT, Series 2017-5, Class A1
1,069,838	3.228%, 07/25/47 (A) (C)	1,074,824
	Global Container Assets, Series 2015-1A, Class B
924,589	4.500%, 02/05/30 (A)	890,489
	Home Partners of America Trust, Series 2016-1, Class E
5,085,000	5.434%, VAR LIBOR USD 1 Month+4.200%, 03/17/33 (A)	5,168,974
	Invitation Homes Trust, Series 2015-SFR3, Class E
2,582,000	4.987%, VAR LIBOR USD 1 Month+3.750%, 08/17/32 (A)	2,633,663
	Key Resorts, Series 2014-A, Class C
1,325,521	5.870%, 03/17/31 (A) (B)	1,322,528
	Lendmark Funding Trust, Series 2017-1A, Class C
600,000	5.410%, 12/22/25 (A)	601,043
	Merlin Aviation Holdings, Series 2016-1, Class A
2,601,795	4.500%, 12/15/32 (A) (C)	2,626,101
	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A2
2,500,000	5.000%, 06/25/57 (A) (C)	2,503,986
	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A2
2,000,000	4.875%, 07/25/57	1,999,884
	OneMain Financial Issuance Trust, Series 2014-2A, Class D
5,470,000	5.310%, 09/18/24 (A)	5,544,391
	OneMain Financial Issuance Trust, Series 2015-1A, Class D
3,400,000	6.630%, 03/18/26 (A)	3,490,464
	OneMain Financial Issuance Trust, Series 2015-2A, Class D
7,770,000	5.640%, 07/18/25 (A)	7,785,267
	OneMain Financial Issuance Trust, Series 2015-3A, Class C
1,000,000	5.820%, 11/20/28 (A)	1,041,004
	Prestige Auto Receivables Trust, Series 2017-1A, Class E
4,000,000	4.890%, 05/15/24 (A)	3,975,862
	Progress Residential Trust, Series 2017-SFR1, Class F
600,000	5.350%, 08/17/22	615,852
	PRPM, Series 2017-2A, Class A1
2,247,795	3.500%, 09/25/22 (A) (C)	2,243,794
	PRPM, Series 2017-2A, Class A2
1,690,000	5.000%, 09/25/22	1,626,986
	RCO Mortgage, Series 2017-1, Class A1
378,493	3.375%, 08/25/22 (A) (C)	380,170

The accompanying notes are an integral part of the financial statements.

9

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 47.4% (continued)
	RCO Mortgage, Series 2017-1, Class A2
$ 2,305,000	5.125%, 08/25/22 (A) (C)	$2,309,262
	Rise, Series 2014-1, Class B
628,669	6.500%, 02/15/39 (B)	636,219
	Santander Drive Auto Receivables Trust, Series 2016-3, Class C
4,385,000	2.460%, 03/15/22	4,399,860
	Shenton Aircraft Investment I, Series 2015-1A, Class A
3,764,675	4.750%, 10/15/42 (A)	3,926,496
	S-Jets, Series 2017-1, Class B
3,327,611	5.682%, 08/15/42 (A)	3,420,747
	Springleaf Funding Trust, Series 2015-AA, Class D
4,000,000	6.310%, 11/15/24 (A)	4,060,954
	Springleaf Funding Trust, Series 2017-AA, Class C
700,000	3.860%, 07/15/30 (A)	706,890
	Thunderbolt Aircraft Lease, Series 2017-A, Class A
1,678,512	4.212%, 05/17/32 (A) (C)	1,733,091
	Tidewater Auto Receivables Trust, Series 2014-AA, Class D
3,200,000	3.570%, 05/15/21 (A)	3,200,690
	Tidewater Auto Receivables Trust, Series 2016-AA, Class E
3,700,000	9.250%, 05/15/23 (A)	3,923,126
	Tidewater Sales Finance Master Trust, Series 2017-AA, Class A
4,000,000	4.550%, 04/15/21 (A)	3,993,248
	TSTC, Series 2010-1
4,000,000	6.700%, 08/30/18 (D) (E)	4,000,000
	Veros Automobile Receivables Trust, Series 2017-1, Class A
1,610,000	2.840%, 04/17/23 (A) (D) (E)	1,609,839
	VOLT LIV, Series 2017-NPL1, Class A2
3,375,000	6.000%, 02/25/47 (A) (C)	3,403,906
	VOLT LVI, Series 2017-NPL3, Class A2
4,185,000	5.875%, 03/25/47 (A) (C)	4,218,436
	VOLT LXI, Series 2017-NPL8, Class A1
1,178,730	3.125%, 06/25/47 (A) (C)	1,182,030
	VOLT LXIII, Series 2017-NP10, Class A2
2,035,000	4.625%, 10/25/47 (A) (C)	2,023,533
	VOLT XL, Series 2015-NP14, Class A2
2,795,000	4.875%, 11/27/45 (A) (C)	2,794,332
	VOLT XXIV, Series 2015-NPL6, Class A2
1,090,008	4.250%, 02/25/55 (A) (C)	1,091,015
	VOLT XXXVIII, Series 2015-NP12, Class A2
4,907,387	4.500%, 09/25/45 (A) (C)	4,906,645

The accompanying notes are an integral part of the financial statements.

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Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 47.4% (continued)
	Westgate Resorts, Series 2014-1A, Class C
$ 307,111	5.500%, 12/20/26 (A)	$311,542

	Total Asset-Backed Securities
	(Cost $215,237,066)	214,669,313

Commercial Mortgage-Backed Obligations — 24.7%
	A10 Securitization, Series 2015-1, Class D
2,146,000	4.990%, 04/15/34 (A)	2,059,564
	BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class F
1,500,000	6.239%, VAR LIBOR USD 1 Month+5.000%, 01/15/28 (A)	1,506,100
	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M
4,945,000	9.438%, 05/15/20 (B)	4,969,725
	Commercial Mortgage Trust, Series 2012-CR2, Class E
1,000,000	5.002%, 08/15/45 (A) (B)	964,491
	Commercial Mortgage Trust, Series 2016-SAVA, Class C
3,110,000	3.550%, 10/15/34 (B)	3,123,643
	Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM
2,234,664	5.869%, 09/15/40 (B)	2,203,064
	CSMC Trust, Series 2014-USA, Class E
5,475,000	4.373%, 09/15/37 (A)	4,892,543
	CSMC Trust, Series 2015-DEAL, Class E
4,180,000	5.239%, VAR LIBOR USD 1 Month+4.000%, 04/15/29 (A)	4,195,686
	CSMC Trust, Series 2015-TOWN, Class E
1,000,000	5.389%, VAR LIBOR USD 1 Month+4.150%, 03/15/28 (A)	1,001,880
	DBUBS Mortgage Trust, Series 2011-LC1, Class E
1,350,000	5.685%, 01/10/21 (A) (B)	1,419,370
	FHLMC Multifamily Structured Pass-Through Certificates, Series K030, Class A2
3,161,000	3.250%, 04/25/23 (B)	3,298,147
	FHLMC Multifamily Structured Pass-Through Certificates, Series K032, Class A2
3,900,000	3.310%, 05/25/23 (B)	4,081,445
	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2
6,000,000	3.060%, 07/25/23 (B)	6,200,711
	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2
9,700,000	3.010%, 07/25/25	9,944,406

The accompanying notes are an integral part of the financial statements.

11

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 24.7% (continued)
	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2
$ 6,250,000	2.745%, 01/25/26	$6,268,301
	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2
6,290,000	2.673%, 03/25/26	6,266,905
	FHLMC Multifamily Structured Pass-Through Certificates, Series K056, Class A2
6,375,000	2.525%, 05/25/26	6,273,504
	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2
2,160,000	3.224%, 03/25/27 (B)	2,214,946
	GP Portfolio Trust, Series 2014-GPP, Class E
2,500,000	5.334%, VAR LIBOR USD 1 Month+4.100%, 02/15/27 (A)	2,450,439
	GS Mortgage Securities Trust, Series 2007-GG10, Class AM
4,318,808	5.950%, 08/10/45 (B)	4,394,407
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX, Class B
1,319,526	5.021%, 01/12/37 (B)	1,356,732
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007- LDPX, Class AM
613,432	5.464%, 01/15/49 (B)	614,967
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class C
3,145,000	6.401%, 06/15/43 (A) (B)	3,136,726
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class D
592,000	6.401%, 06/15/43	466,739
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class D
3,000,000	5.588%, 08/15/46 (A) (B)	3,029,390
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D
3,325,000	5.736%, VAR LIBOR USD 1 Month+4.500%, 07/15/36 (A)	3,358,326
	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class E
2,500,000	3.828%, 02/05/35 (A) (B)	2,026,416
	Motel 6 Trust, Series 2017-M6MZ, Class M
8,442,450	8.165%, VAR LIBOR USD 1 Month+6.927%, 08/15/19 (A)	8,505,867
	RBS Commercial Funding Trust, Series 2013-SMV, Class F
2,000,000	3.704%, 03/11/31 (A) (B)	1,755,830
	SCG Trust, Series 2013-SRP1, Class C
3,300,000	4.484%, VAR LIBOR USD 1 Month+3.250%, 11/15/26 (A)	3,272,153
	Starwood Retail Property Trust, Series 2014-STAR, Class F
3,785,000	4.681%, VAR LIBOR USD 1 Month+3.446%, 11/15/27 (A)	3,552,179

The accompanying notes are an integral part of the financial statements.

12

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 24.7% (continued)
	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D
$ 2,068,235	5.788%, 02/15/44 (A) (B)	$2,095,427
	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class D
1,072,724	5.813%, 03/15/44 (A) (B)	939,257

	Total Commercial Mortgage-Backed Obligations
	(Cost $111,703,455)	111,839,286

Residential Mortgage-Backed Obligations — 23.0%
	Alternative Loan Trust, Series 2003-9T1, Class A7
1,368,874	5.500%, 07/25/33	1,392,400
	Alternative Loan Trust, Series 2004-28CB, Class 5A1
417,673	5.750%, 01/25/35	417,987
	Alternative Loan Trust, Series 2004-J10, Class 2CB1
2,084,772	6.000%, 09/25/34	2,157,782
	Alternative Loan Trust, Series 2004-J3, Class 1A1
773,761	5.500%, 04/25/34	785,082
	Alternative Loan Trust, Series 2005-J1, Class 2A1
444,487	5.500%, 02/25/25	451,705
	American Home Mortgage Investment Trust, Series 2006-1, Class 11A1
3,017,823	1.517%, VAR ICE LIBOR USD 1 Month+0.280%, 03/25/46	2,801,774
	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
1,121,788	5.500%, 10/25/33	1,143,808
	Banc of America Funding Trust, Series 2004-B, Class 4A2
306,313	3.378%, 11/20/34 (B)	303,447
	Banc of America Funding Trust, Series 2005-7, Class 3A1
1,460,648	5.750%, 11/25/35	1,535,058
	Banc of America Funding Trust, Series 2007-4, Class 5A1
455,764	5.500%, 11/25/34	465,675
	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1
639,743	3.703%, 08/25/34 (B)	629,244
	CHL Mortgage Pass-Through Trust, Series 2005-21, Class A17
1,070,782	5.500%, 10/25/35	1,020,856
	Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A3
2,779,639	3.462%, 08/25/35 (B)	2,777,701
	Citigroup Mortgage Loan Trust, Series 2009-10, Class 6A2
512,461	3.750%, 09/25/34 (A) (B)	493,845

The accompanying notes are an integral part of the financial statements.

13

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 23.0% (continued)
	Citigroup Mortgage Loan Trust, Series 2010-9, Class 2A2
$ 3,668,983	2.990%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.400%, 11/25/35 (A)	$3,485,462
	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11
460,739	5.500%, 08/25/34	479,891
	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1
1,642,929	1.657%, VAR ICE LIBOR USD 1 Month+0.210%, 05/25/35	1,541,093
	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004- HYB8, Class 4A1
340,325	3.040%, 01/20/35 (B)	338,792
	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005- HYB7, Class 2A
188,135	3.294%, 11/20/35 (B)	172,612
	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 2A1
1,256,499	5.250%, 11/25/20	1,213,044
	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-1, Class 3A5
3,020,259	6.160%, 12/25/33 (C)	3,035,365
	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-4, Class 7AR1
1,299,478	1.588%, VAR ICE LIBOR USD 1 Month+0.350%, 06/25/34	1,221,721
	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A
2,926,848	1.567%, VAR ICE LIBOR USD 1 Month+0.330%, 09/19/45	2,394,480
	FHLMC Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2
3,042,000	5.487%, VAR ICE LIBOR USD 1 Month+4.250%, 11/25/23	3,354,802
	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3
8,661,000	4.537%, VAR ICE LIBOR USD 1 Month+3.300%, 10/25/27	9,638,695
	GMAC Mortgage Loan Trust, Series 2005-AR4, Class 3A1
799,888	4.002%, 07/19/35 (B)	774,425
	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1
130,366	3.709%, 07/25/35 (B)	128,108
	GSR Mortgage Loan Trust, Series 2005-AR5, Class 4A1
290,382	3.548%, 10/25/35 (B)	288,581
	HarborView Mortgage Loan Trust, Series 2004-2, Class 1A1
2,940,622	1.757%, VAR ICE LIBOR USD 1 Month+0.520%, 06/19/34	2,888,284
	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
2,083,203	2.017%, VAR ICE LIBOR USD 1 Month+0.780%, 12/25/34	1,916,584
	IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 4A
2,176,829	3.646%, 10/25/34 (B)	2,213,557

The accompanying notes are an integral part of the financial statements.

14

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 23.0% (continued)
	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1
$ 2,455,238	1.877%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/45	$2,364,240
	IndyMac Index Mortgage Loan Trust, Series 2005-AR11, Class A3
2,301,314	3.301%, 08/25/35 (B)	2,080,047
	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1
5,550,116	1.448%, VAR ICE LIBOR USD 1 Month+0.210%, 02/25/46	4,961,772
	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1
2,862,890	6.000%, 09/25/34	2,891,019
	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2
1,142,623	3.457%, 02/25/36 (B)	1,062,760
	JPMorgan Resecuritization Trust, Series 2014-5, Class 2A4
3,017,007	3.444%, 06/27/34 (A) (B)	2,741,759
	Lehman Mortgage Trust, Series 2007-9, Class 1A1
2,373,566	6.000%, 10/25/37	2,372,777
	Lehman XS Trust, Series 2005-7N, Class 3A1
724,852	1.797%, VAR ICE LIBOR USD 1 Month+0.280%, 12/25/35	609,228
	Lehman XS Trust, Series 2006-12N, Class A2A1
143	1.388%, VAR ICE LIBOR USD 1 Month+0.150%, 08/25/46 (D) (E)	142
	Lehman XS Trust, Series 2006-2N, Class 1A1
1,264,026	1.497%, VAR ICE LIBOR USD 1 Month+0.260%, 02/25/46	1,116,104
	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1
2,574,134	3.422%, 03/25/35 (B)	2,531,295
	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1
3,965,658	3.294%, 03/25/35 (B)	3,745,925
	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1
1,483,707	3.651%, 04/25/36 (B)	1,474,790
	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
801,646	5.250%, 11/25/33	828,273
	MASTR Alternative Loan Trust, Series 2004-2, Class 8A4
4,584,002	5.500%, 03/25/34	4,666,220
	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1
966,814	5.500%, 06/25/34	990,363
	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1
1,367,803	6.000%, 06/25/34	1,416,310
	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1
2,620,564	6.000%, 09/25/34	2,783,890
	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5
290,244	5.500%, 11/25/35	298,702

The accompanying notes are an integral part of the financial statements.

15

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 23.0% (continued)
	New York Mortgage Trust, Series 2006-1, Class 2A2
$ 1,394,184	3.616%, 05/25/36 (B)	$1,360,966
	RALI Series Trust, Series 2004-QS8, Class A11
363,803	5.500%, 06/25/34	369,200
	RALI Series Trust, Series 2006-QO4, Class 2A1
1,787,079	1.428%, VAR ICE LIBOR USD 1 Month+0.190%, 04/25/46	1,678,612
	RFMSI Series Trust, Series 2005-SA1, Class 1A1
3,122,281	4.255%, 03/25/35 (B)	2,522,838
	Sequoia Mortgage Trust, Series 2017-CH1, Class A1
645,761	4.000%, 10/25/47	660,524
	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1
6,211,750	1.547%, VAR ICE LIBOR USD 1 Month+0.310%, 07/25/35	5,623,218
	Structured Asset Securities Mortgage Pass-Through Certificates, Series 2004-20, Class 8A7
1,179,409	5.750%, 11/25/34	1,192,337
	Structured Asset Securities Trust, Series 2005-1, Class 7A7
542,585	5.500%, 02/25/35	557,768

	Total Residential Mortgage-Backed Obligations
	(Cost $97,253,721)	104,362,939

Shares
Preferred Stock — 2.2%
	Aergen Aviation
97,485	0.000%, * (D) (E)	10,008,210

	Total Preferred Stock
	(Cost $9,748,500)	10,008,210

Other Investment — 2.0%
	ECAF Blocker I
9,000,000	0.000%, 03/15/40 (D) (E)	8,912,709

	Total Other Investment
	(Cost $9,000,000)	8,912,709

The accompanying notes are an integral part of the financial statements.

16

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Municipal Bond — 0.7%
	Michigan State, Tobacco Settlement Financing Authority, RB, Series A
$ 3,110,000	7.309%, 06/01/34	$3,074,173

	Total Municipal Bond
	(Cost $2,725,697)	3,074,173

Shares
Short-Term Investment — 0.5%
	Dreyfus Treasury Prime Cash Management, Institutional Class, 0.920% (G)
2,207,483	(Cost $2,207,483)	2,207,483

	Total Investments — 100.5%
	(Cost $447,875,922)	455,074,113
	Other Assets and Liabilities, net — (0.5)%	(2,146,395)

	Net Assets — 100.0%	$452,927,718

*	Non-income producing security.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2017 was $252,873,882, representing 55.8% of Net Assets of the Portfolio.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on October 31, 2017. The coupon on a step bond changes on a specified date.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2017, was $26,068,076 and represented 5.8% of net assets.
(F)	The rate shown is the 7-day effective yield as of October 31, 2017.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

GMAC — Government Mortgage Association Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

RB — Revenue Bond

USD — United States Dollar

VAR — Variable rate security

The accompanying notes are an integral part of the financial statements.

17

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2017, at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$207,522,298	$7,147,015	$214,669,313
Commercial Mortgage-Backed Obligations	—	111,839,286	—	111,839,286
Residential Mortgage-Backed Obligations	—	104,362,797	142	104,362,939
Preferred Stock	—	—	10,008,210	10,008,210
Other Investment	—	—	8,912,709	8,912,709
Municipal Bond	—	3,074,173	—	3,074,173
Short-Term Investment	2,207,483	—	—	2,207,483

Total Investments in Securities	$2,207,483	$426,798,554	$26,068,076	$455,074,113

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Asset- Backed Securities	Investments in Residential Mortgage- Backed Obligations	Investments in Preferred Stock	Investments in Other Investment	Total
Balance as of November 1, 2016	$7,930,733	$630,179	$—	$8,867,124	$17,428,036
Accrued discounts/premiums	18,278	—	—	—	18,278
Realized gain/(loss)	—	(12,856)	—	—	(12,856)
Change in unrealized appreciation/ (depreciation)	(22,118)	(6,300)	259,710	45,585	276,877
Purchases	1,774,925	—	9,748,500	—	11,523,425
Sales	(1,918,584)	(438,411)	—	—	(2,356,995)
Net transfer into Level 3	—	142	—	—	142
Net transfer out of Level 3	(636,219)	(172,612)	—	—	(808,831)
Ending Balance as of October 31, 2017	$7,147,015	$142	$10,008,210	$8,912,709	$26,068,076
Changes in unrealized gains included in earnings related to securities still held at reporting date	$23,467	$1	$259,710	$45,585	$328,763

For the year ended October 31, 2017, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended October 31, 2017, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each year.

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair value methodologies.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

18

Portfolio of Investments — as of October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund — concluded

Allocation Summary at October 31, 2017

Asset-Backed Securities	47.4%
Commercial Mortgage-Backed Obligations	24.7
Residential Mortgage-Backed Obligations	23.0
Preferred Stock	2.2
Other Investment	2.0
Municipal Bond	0.7
Short-Term Investment	0.5
Total Investments	100.5
Other Assets and Liabilities, net	(0.5)
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

19

Statement of Assets and Liabilities

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS
Investments at cost	$447,875,922
Investments at value	$455,074,113
Interest receivable	1,204,437
Prepaid expenses	18,335
TOTAL ASSETS	456,296,885
LIABILITIES
Payable for securities purchased	3,262,163
Administrative fees payable	46,216
Trustees’ fees payable	4,034
Chief Compliance Officer fees payable	1,975
Other accounts payable and accrued expenses	54,779
TOTAL LIABILITIES	3,369,167
NET ASSETS	$452,927,718
NET ASSETS CONSIST OF:
Paid-in capital	$435,919,429
Undistributed net investment income	623,010
Accumulated net realized gain on investments	9,187,088
Net unrealized appreciation on investments	7,198,191
NET ASSETS	$452,927,718
COMPUTATION OF NET ASSET VALUE, OFFERING AND REDEMPTION PRICE:
Institutional Class:
Net assets	$452,927,718
Outstanding shares of beneficial interest (unlimited authorization - no par value)	39,342,162
Net asset value, offering and redemption price per share	$11.51

The accompanying notes are an integral part of the financial statements.

20

Statement of Operations

For the year ended October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME
Interest	$24,573,269
Dividends	2,117,367
26,690,636
Expenses
Administrative fees	549,817
Trustees’ fees	14,940
Chief Compliance Officer fees	5,738
Transfer agent fees	51,543
Audit and tax services fees	31,518
Legal fees	28,909
Registration fees	21,996
Custodian fees	20,880
Shareholder reporting fees	13,332
Miscellaneous fees	47,831
Total expenses	786,504
Net investment income	25,904,132
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	5,951,776
Net change in unrealized appreciation on investments	7,212,425
Net realized and unrealized gain on investments	13,164,201
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,068,333

The accompanying notes are an integral part of the financial statements.

21

Statements of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$25,904,132	$28,406,596
Net realized gain on investments	5,951,776	4,114,400
Net change in unrealized appreciation/(depreciation) on investments	7,212,425	(5,026,352)
Net increase in net assets resulting from operations	39,068,333	27,494,644
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(22,194,103)	(27,115,123)
Realized gains	(5,629,987)	(4,284,431)
Total distributions	(27,824,090)	(31,399,554)
CAPITAL SHARE TRANSACTIONS (1):
Issued	21,765,000	20,255,000
Reinvestment of distributions	27,824,090	31,399,553
Redeemed	(93,989,062)	(75,275,572)
Net decrease in net assets from capital share transactions	(44,399,972)	(23,621,019)
Net decrease in net assets	(33,155,729)	(27,525,929)
NET ASSETS:
Beginning of the year	486,083,447	513,609,376
End of the year	$452,927,718	$486,083,447
UNDISTRIBUTED NET INVESTMENT INCOME	$623,010	$151,353

(1)	For share transactions, see Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

22

Financial Highlights

For a share outstanding throughout the years

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value, beginning of the year	Net investment income (a)	Net realized and unrealized gain/ (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Institutional Class
10/31/17	$11.23	$0.64	$0.32	$0.96	$(0.55)	$(0.13)
10/31/16	11.32	0.61	(0.03)	0.58	(0.58)	(0.09)
10/31/15	11.50	0.58	(0.11)	0.47	(0.54)	(0.11)
10/31/14	11.51	0.62	0.14	0.76	(0.58)	(0.19)
10/31/13	11.61	0.69	0.18	0.87	(0.62)	(0.35)

(a)	Per share net investment income has been calculated using the average shares outstanding during the year.
(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Had certain expenses not been waived/reimbursed during the year, if applicable, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the year. Without this waiver/reimbursement, if applicable, expenses would have been higher.

23

Total distributions	Net asset value, end of the year	Total return (%) (b)	Net assets, end of the year (000’s)	Ratio of expenses to average net assets (%) (c)	Ratio of expenses to average net assets (excluding reimbursements) (%)	Ratio of net investment income to average net assets (%)	Portfolio turnover rate (%)

$(0.68)	$11.51	8.88	$452,928	0.17	0.17	5.65	32
(0.67)	11.23	5.43	486,083	0.17	0.17	5.50	36
(0.65)	11.32	4.17	513,609	0.17	0.17	5.10	37
(0.77)	11.50	6.84	473,674	0.17	0.17	5.35	27
(0.97)	11.51	7.83	359,680	0.19	0.20	5.95	44

The accompanying notes are an integral part of the financial statements.

24

Notes to Financial Statements

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

1. Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2. Significant Accounting Policies. The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

a. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b. Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not

25

Notes to Financial Statements

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

26

Notes to Financial Statements

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2017. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Asset Categories	Fair Value	Valuation Techniques	Unobservable Input	Input Value(s)
Asset-Backed Securities	$6,929,828	Vendor Pricing	Broker Quotes	$0.10-$100.00
	217,187	Fair Value Model	Reduced Broker Quote	28.82
	7,147,015

Residential Mortgage-Backed Securities	142	Vendor Pricing	Discounted Broker Quote (1)%	99.00
Preferred Stock	10,008,210	Vendor Pricing	Broker Quote	102.66

Other Investment	8,912,709	Vendor Pricing	Broker Quote	99.03

c. Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority

27

Notes to Financial Statements

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

d. Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e. Expenses. Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

f. Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

g. Illiquid Securities. A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

3. Transactions with Affiliates. Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such

28

Notes to Financial Statements

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2017, the Fund paid $549,817 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

State Street Bank & Trust Company serves as transfer agent and Boston Financial Data Services, Inc. (“BFDS”) serves as the servicing agent for the Fund under transfer agency agreements with the Trust.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board.

29

Notes to Financial Statements

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

6. Capital Shares.

	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Issued	1,907,976	1,810,241
Reinvestment of distributions	2,469,476	2,830,833

Redeemed	(8,336,085)	(6,729,642)

Net share transactions	(3,958,633)	(2,088,568)

7. Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2017, were as follows:

	U.S. Government	Other
Purchases	$26,056,613	$99,777,619
Sales	1,859,366	180,242,007

8. Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences relating to paydown adjustments and reclassification of income on asset-backed security transactions have been reclassified to/from the following accounts during the year ended October 31, 2017:

Decrease in Undistributed Net Investment Income	Increase in Accumulated Net Realized Gain
$(3,238,372)	$3,238,372

These reclassifications had no impact on net assets or net asset value per share.

30

Notes to Financial Statements

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2017 and the year ended October 31, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2017	$24,473,943	$3,350,147	$27,824,090
2016	27,184,152	4,215,402	31,399,554

As of October 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,368,421
Undistributed Long-Term Capital Gain	6,868,993
Net Unrealized Appreciation	7,643,655
Other Temporary Differences	(1,872,780)

Total Distributable Earnings	$17,008,289

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$447,430,458	$13,335,380	$(5,691,725)	$7,643,655

9. Concentration/Risks. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall.

The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived

31

Notes to Financial Statements

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10. Other. At October 31, 2017, 18% of Institutional Class total shares outstanding were held by one record related party shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general in-demnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters. In October 31, 2017 the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12. Subsequent Events. The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Loomis Sayles Full Discretion Institutional Securitized Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 26, 2017

33

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES[3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[4]

John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

34

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

35

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

36

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

None.

37

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.

Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

38

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

39

Disclosure of Fund Expenses

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

40

Disclosure of Fund Expenses

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

Institutional Class	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period*
Actual	$1,000.00	$1,044.50	$0.88
Hypothetical (5% return before expenses)	$1,000.00	$1,024.35	$0.87

*	Expenses are equal to the Fund’s annualized expense ratio, 0.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

41

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board

42

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund (continued)

considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser

43

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund (continued)

in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered the “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business

44

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2017

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

45

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
11.86%	88.14%	100.00%	0.00%	0.00%	0.08%	92.42%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

46

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o Boston Financial Data Services, Inc.

P.O. Box 8530

Boston, Massachusetts 02266-8530

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.